Letter of Understanding

August 15, 2005

XSInventory

Michael J. Evangelista, President

2950 E. Flamingo Rd., Suite E-6D

Las Vegas, Nevada 89121

THIS LETTER OF UNDERSTANDING, (“LOU”), is entered into on this 15th day of August 2005, by and among XSInventory, a Nevada corporation, and Todd Ream, hereinafter collectively referred to as the “Parties”.

WHEREAS, XSInventory has filed a registration statement on Form SB-2 with the Securities and Exchange Commission in August 2004, as amended, in addition to a registration with the Securities Administrator for the State of Nevada.

WHEREAS, XSInventory is desirous of having Todd Ream act in the capacity as a Series 63 Agent, handling prospectus delivery requirements, subscription acceptance, and fund impounding and accounting.

WHEREAS, it is the intention of the Parties that this LOU set forth the general terms and conditions by which Todd Ream will act in the capacity as set forth above. It is the further intention of the Parties, that this LOU is to be construed by any party herein, as a binding contract.

NOW THEREFORE, the Parties agree to be bound based upon the terms and conditions as set forth hereinbelow:

            1.        Todd Ream will act as the Series 63 Agent, handling prospectus delivery, subscription agreement processing, fund impoundment, and accounting of funds received from subscriptions from the SB-2 Prospectus registered pursuant File No. 333-118632.

            2.        Todd Ream will not receive a commission for the above, however will receive a fee to handle the requirements of paragraph 1 above as follows:

                         a.        $600 shall be paid if at least the minimum of $35,000 is raised and less than $100,000 is raised;

                         b.        $2,000 if at least $100,000 is raised.

            3.        It is understood by and between the Parties that there shall be no pro rate of any amounts of fee earned between the placement of $35,000 and $100,000.

            4.        Fees will be earned and payable at the time of closing;

            5.        No fees will be earned if the minimum of $35,000 is not received; and

            6.        All funds received will be placed in an account marked XSInventory Impound Account.

/s/ Todd Ream

Todd Ream

McCarran Center

770 East Warm Springs Rd.

Suite 250

Las Vegas, Nevada 89119

Approved By: /s/ Michael J. Evangelista

Michael J. Evangelista, President